UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2002

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27898	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street, 7th Floor Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

No Change
(Former name or former address, if changed since last report.)

Item 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Statements under Oath of the Principal Executive Officer and the Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings are attached as Exhibits 99.1 and 99.2.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1	Statement under Oath of James A. Courter, Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement under Oath of Stephen R. Brown, Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

Dated: October 29, 2002	By:	/S/ JAMES A. COURTER

James A. Courter
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement under Oath of James A. Courter, Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement under Oath of Stephen R. Brown, Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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